UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2008

Advanta Corp.
(Exact name of registrant as specified in its charter)

Delaware	0-14120	23-1462070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Welsh & McKean Roads, P.O. Box 844, Spring House, Pennsylvania	19477
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 657-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information in this Current Report on Form 8-K is to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On July 29, 2008, Advanta Corp. (the “Company”) issued a press release describing its results for the quarter ended June 30, 2008.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On July 29, 2008 at 9:00 a.m. Eastern time, Company management also will hold a conference call, publicly announced in its press release dated July 2, 2008.  The call will be broadcast for the public simultaneously over the Internet through www.advanta.com or www.investorcalendar.com. Replays of the call are available on both sites for 90 days from the date of the call.

This Current Report on Form 8-K contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ from those projected.  Risks that may affect the Company’s future performance are detailed in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits.

The following exhibit relating to Item 2.02 shall be deemed “filed” under the Exchange Act:

99.1	Press Release issued July 29, 2008 regarding financial results for the quarter ended June 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanta Corp.
(Registrant)

Date:	July 29, 2008	By:	/s/ Jay Dubow
Jay A. Dubow, Chief Administrative
Officer, Senior Vice President, Secretary
and General Counsel

EXHIBIT INDEX

Exhibit	Description	Method of Filing

99.1	Press release issued July 29, 2008 regarding financial results for the quarter ended June 30, 2008	Filed herewith